Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of November 5, 2013 (this “Amendment”), to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, and Amendment No. 3 thereto dated as of September 30, 2013 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      Amendment to Section 1.1.  The following terms: “Acquisition Revolving Commitment”, “Applicable Commitment Fee Percentage”, “Applicable Margin”, “Issuance Cap”, “Issuing Bank”, “Maximum Commitment”, “Termination Date”, “Total Acquisition Revolving Commitment,” “Total Commitment,” “Total Working Capital Revolving Commitment,” and “Working Capital Revolving Commitment,” set forth in Section 1.1 of the Credit Agreement are hereby amended as set forth below:

(a)                                 The last sentence of the definition of “Acquisition Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“The initial aggregate amount of the Acquisition Revolving Lenders’ Acquisition Revolving Commitments as of the Amendment No. 4 Effective Date is $785,500,000.”

(b)                                 The definition of “Applicable Commitment Fee Percentage” is hereby amended by deleting the table that specifies the Commitment Fee Percentage as a function of the Leverage Ratio in its entirety and inserting in lieu thereof the following table:

Leverage Ratio	Commitment Fee Percentage
Category 1: Less than or equal to 2.00 to 1.00	0.375%
Category 2: Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	0.375%
Category 3: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	0.375%
Category 4: Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	0.50%
Category 5: Greater than 4.00 to 1.00	0.50%

(c)                                  The definition of “Applicable Margin” is hereby amended by deleting the table that specifies the Per Annum Percentage for the Applicable Margin as a function of the Leverage Ratio in its entirety and inserting in lieu thereof the following table:

Leverage Ratio	Per Annum Percentage for Revolving Credit LIBOR Borrowings	Per Annum Percentage for Revolving Credit Alternate Base Rate Borrowings
Category 1: Less than or equal to 2.00 to 1.00	1.50%	0.50%
Category 2: Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	1.75%	0.75%
Category 3: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	2.00%	1.00%
Category 4: Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	2.25%	1.25%
Category 5: Greater than 4.00 to 1.00	2.50%	1.50%

(d)                                 The definition of “Issuance Cap” is hereby amended by deleting in its entirety the table that specifies the aggregate dollar limit of Letters of Credit to be issued by each Issuing Bank and by inserting in lieu thereof the following table:

Issuing Bank	Issuance Cap
Deutsche Bank AG New York Branch	$100,000,000
BNP Paribas, New York Branch	$500,000,000
Bank of America	$200,000,000
PNC Bank, National Association	$200,000,000

(e)                                  The definition of “Issuing Bank” is hereby amended by inserting the following immediately after the phrase “BNP Paribas, New York Branch” and immediately before the phrase “and such additional Lenders”::

“, PNC Bank, National Association”

(f)                                   The definition of “Maximum Commitment” as set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Maximum Commitment’ means $1,750,000,000.”

(g)                                  The definition of “Termination Date” as set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to June 19, 2017 as it appears in clause (a) thereof and inserting in lieu thereof “November 5, 2018”.

(h)                                 The last sentence of the definition of “Total Acquisition Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 4 Effective Date, the Total Acquisition Revolving Commitment is $785,500,000.”

(i)                                     The last sentence of the definition of “Total Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 4 Effective Date, the Total Commitment is $1,671,000,000.”

(j)                                    The last sentence of the definition of “Total Working Capital Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“As of the Amendment No. 4 Effective Date, the Total Working Capital Revolving Commitment is $885,500,000.”

(k)                                 The last sentence of the definition of “Working Capital Revolving Commitment” is hereby deleted in its entirety and replaced with the following:

“The initial aggregate amount of the Working Capital Revolving Lenders’ Working Capital Revolving Commitments as of the Amendment No. 4 Effective Date is $885,500,000.”

3.                                      Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby further amended by adding into Section 1.1 the below terms as new defined terms in their appropriate alphabetical order:

“‘Amendment No. 4 Effective Date’ means November 5, 2013.”

“‘Permitted Senior Note Prepayments’ means the prepayments required to be made by NGL Energy Partners LP to the Senior Noteholders as of December 19, 2017, June 19, 2018 and

December 19, 2018, in the amount of $25,000,000 on each such date, under Section 8.1 of the Note Purchase Agreement.”

4.                                      Amendment to Section 2.4(c) of the Credit Agreement (Increase in Total Commitments).  Clause (D) of the proviso of Section 2.4(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following:

“(D) the aggregate amount of Facility Increases from the Amendment No. 4 Effective Date until the Termination Date shall not exceed $79,000,000,”

5.                                      Amendment to Section 2.15(a) of the Credit Agreement (Letters of Credit).  Clause (i) of the proviso of Section 2.15(a) is hereby amended by deleting the reference to $200,000,000 set forth at the end thereof and inserting in lieu thereof “$500,000,000”.

6.                                      Amendment to Section 7.1(l)(ii) of the Credit Agreement (Permitted Term Indebtedness).  Clause (ii) of Section 7.1(l)(ii) of the Credit Agreement is hereby amended by adding the following phrase at the start of such clause immediately prior to the phrase “such Indebtedness shall not require any scheduled payment on account of principal”

“other than the Permitted Senior Notes Prepayments,”

7.                                      Amendment to Schedule 1.1A of the Credit Agreement (Revolving Credit Commitments).  Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule 1.1A attached hereto as Exhibit A:

8.                                      Credit Obligation Allocation; New Revolving Lenders.

(a)                                 On the Amendment No. 4 Effective Date, with respect to (i) each financial institution party hereto as a “Lender” that was not a Lender immediately prior to such date (each a “New Revolving Lender”) and (ii) with respect to each financial institution that was a Lender immediately prior to such date and is increasing its Commitments under the Credit Agreement pursuant to this Amendment (each an “Increasing Lender”), (A) each Increasing Lender and each New Revolving Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine for the benefit of the other Revolving Lenders as being required in order to cause each Revolving Lender’s portion of the outstanding Loans of all Revolving Lenders under each Facility to equal its Total Commitment Percentage (after giving effect to this Amendment), (B) the Borrowers shall be deemed to have repaid all outstanding Loans of all the Revolving Lenders under each Facility and reborrowed such repaid Loans from each Revolving Lender in amounts consistent with each Lender’s Total Commitment Percentage as of the Amendment No. 4 Effective Date (after giving effect to this Amendment) and (C) the participations in Letters of Credit and Swingline Loans shall be adjusted to reflect changes in the applicable Total Commitment Percentages.  The deemed payments made pursuant to clause (B) of the immediately preceding sentence in respect of each Eurodollar Loan shall be subject to indemnification by the Borrowers pursuant to the provisions Section 2.13 of the Credit Agreement if the deemed payment occurs other than on an Interest Payment Date; provided, that the Administrative Agent and each Revolving Lender shall cooperate with the Borrowers to reduce and/or eliminate any such indemnification payments to the extent reasonably possible if such cooperation would not subject the Administrative Agent or such Revolving Lender, as applicable, to any unreimbursed cost or expense and would not otherwise be disadvantageous to the Administrative Agent or such Lender.

(b)                                 With respect to each New Revolving Lender, upon (i) the Amendment No. 4 Effective Date, (ii) the delivery and release of its duly executed signature page to this Amendment, and (iii) the acceptance of such signature page by the Technical Agent, such New Revolving Lender shall be deemed a party to the Credit Agreement and shall have the titles noted on its signature page hereto and the related rights, interests and obligations consistent with the Loan Documents (including this Amendment).

9.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same, and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

10.                               Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)                                 Amended Loan Documents.  The Administrative Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of each Credit Party party hereto or thereto (as applicable), and duly executed counterparts to this Amendment from each Lender affected hereby, (ii) and the Third Amendment to the Intercreditor Agreement, executed and delivered by a duly authorized officer of each party thereto, and (iii) with respect to any improved U.S. real property included in the Collateral, “life of loan” flood zone determinations having a date less than seven (7) years prior to the date of this Amendment (if and to the extent not previously delivered), and if any such property is in a flood zone requiring flood insurance, a notice from the Technical Agent to the applicable Credit Party of such status acknowledged by such Credit Party, and evidence of flood insurance in compliance with applicable regulations; and

(b)                                 Amended Notes.  Each Lender that has requested amended Notes to reflect its revised Commitments under the Credit Agreement, shall have received such requested Notes in form and substance satisfactory to it.

(c)                                  Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent for the account of the Lenders: (i) the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment and (ii) all other fees due to the Lenders and Agents pursuant to fee letter agreements signed in connection with this Amendment.

11.                               Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

12.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

13.                               Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

14.                               Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

15.                               Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

16.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:		/s/Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

By:		/s/Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

BORROWERS:

NGL ENERGY OPERATING LLC
NGL SUPPLY, LLC
HICKSGAS, LLC
NGL SUPPLY RETAIL, LLC
NGL SUPPLY WHOLESALE, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
OSTERMAN PROPANE, LLC
NGL-NE REAL ESTATE, LLC
NGL-MA REAL ESTATE, LLC
NGL-MA, LLC

By:		/s/Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 4 to Credit Agreement

BORROWERS:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
BLACK HAWK GATHERING, L.L.C.
CC MARINE, LLC,
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CIERRA MARINE GP, LLC,
CIERRA MARINE, LP, (by Cierra Marine GP, LLC),
COASTAL PLAINS DISPOSAL #1, L.L.C.
GREENSBURG OILFIELD, LLC
HIGH SIERRA CANADA HOLDINGS, LLC,
HIGH SIERRA COMPRESSION, LLC
HIGH SIERRA COTULLA SWD, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
HIGH SIERRA KARNES SWD, LLC
HIGH SIERRA NIXON SWD, LLC,
HIGH SIERRA PEARSALL SWD, LLC,
HIGH SIERRA SERTCO, LLC
HIGH SIERRA SWD OPERATOR, LLC,
HIGH SIERRA SWD SHARED SERVICES, LLC
HIGH SIERRA TRANSPORTATION, LLC
HIGH SIERRA WATER-EAGLE FORD, LLC
HIGH SIERRA WATER HOLDINGS, LLC
HIGH SIERRA WATER PERMIAN, LLC,
HIGH SIERRA WATER SERVICES, LLC
LOTUS OILFIELD SERVICES, L.L.C.
MIDSTREAM OPERATIONS L.L.C.
PETRO SOURCE TERMINALS, LLC,
PECOS GATHERING & MARKETING, L.L.C.
THIRD COAST TOWING, LLC

By:	/s/Atanas H. Atanasov
Name:	Atanas H. Atanasov
Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 4 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:		/s/Estelle Lawrence
	Name:	Estelle Lawrence
	Title:	Vice President

By:		/s/Robert S. Peschler
	Name:	Robert S. Peschler
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:		/s/Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:		/s/Vanuza Pereira-Bravo
	Name:	Vanuza Pereira-Bravo
	Title:	Associate

Signature Page to Amendment No. 4 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:		/s/Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:		/s/Keith Cox
	Name:	Keith Cox
	Title:	Managing Director

By:		/s/Christine Dirringer
	Name:	Christine Dirringer
	Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:		/s/Richard J. Wernli
	Name:	Richard J. Wernli
	Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:		/s/Chris Hermann
	Name:	Chris Hermann
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:		/s/Stuart Gibson
	Name:	Stuart Gibson
	Title:	Authorised Signatory

Signature Page to Amendment No. 4 to Credit Agreement

BMO HARRIS BANK, N.A,
as a Lender

By:		/s/Kimberly A. Yates
	Name:	Kimberly A. Yates
	Title:	Director

RAYMOND JAMES BANK, N.A.,
as a Lender

By:		/s/Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:		/s/Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:		/s/Casey Lowary
	Name:	Casey Lowary
	Title:	Executive Director

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:		/s/Michael Clayborne
	Name:	Michael Clayborne
	Title:	Vice President

Signature Page to Amendment No. 4 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:		/s/Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:		/s/Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

By:		/s/Lana Gifas
	Name:	Lana Gifas
	Title:	Director

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:		/s/Kevin Donaldson
	Name:	Kevin Donaldson
	Title:	Senor Vice President

COMMERCE BANK, N.A.,
as a Lender

By:		/s/C. T. Young
	Name:	C. T. Young
	Title:	Senor Vice President

Signature Page to Amendment No. 4 to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/Jonathan Rourke
Name:	Jonathan Rourke
Title:	Executive Director

By:	/s/Andrew Mitchell
Name:	Andrew Mitchell
Title:	Associate Director

HSBC BANK USA, NA,
as a Lender

By:	/s/Jay S. Tweed
Name:	Jay S. Tweed
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/Sherrie Manson
Name:	Sherrie Manson
Title:	Senior Vice President

Signature Page to Amendment No. 4 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:		/s/Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

Signature Page to Amendment No. 4 to Credit Agreement